UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2020

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 9, 2020, Investview, Inc., and DBR Capital, LLC, completed a third closing under the Securities Purchase Agreement originally entered into between the parties on April 27, 2020. At the third closing, DBR Capital purchased a $1,300,000 convertible secured promissory note. The promissory note is due on April 27, 2030, bears interest at the rate of 25% per year, is convertible into Investview’s common stock at a conversion price of $0.007 per share if certain benchmarks relating to the trading price and volume of the common stock are met, and is secured by the Guaranty and Collateral Agreement entered into between the parties as of May 15, 2020.

As part of the third closing, certain agreements previously entered into were amended as follows:

●	The April 2020 Securities Purchase Agreement was amended and restated to reduce the amount of the third closing and to add fourth and fifth closings now contemplated to occur on or before May 31, 2021, and August 31, 2021, respectively. The fourth and fifth closings are at the sole discretion of DBR Capital and Investview cannot provide any assurance that they will occur when contemplated or ever. The Amended and Restated Securities Purchase Agreement also provides for the issuance of additional shares of Investview’s common stock upon any event of default under the convertible promissory notes.

●	The April 27, 2020, and May 27, 2020, convertible promissory notes were amended and restated to adjust the conversion price from approximately $0.0126 to $0.007 per share, consistent with the November 9, 2020, convertible note.

●	The Investor Rights Agreement was amended to specify that David Rothrock is the investor director whose affirmative vote is required for certain actions and to require the approval of the investor director for any action taken by Investview’s board of directors.

●	The Voting Agreement was amended to include provisions to expand Investview’s board of directors to seven members, leaving two seats vacant, and to allow DBR Capital to fill those vacancies and remove directors in the event of default by Investview.

Additionally, certain founders of Investview entered into a Pledge Agreement, pledging certain common stock of their own as security to DBR Capital in the event of a default under the convertible promissory notes.

Investview has agreed to register DBR Capital’s resale of the shares to be issued upon conversion of the November 9, 2020, convertible note, the additional shares to be issued upon conversion of the April 27, 2020, and May 27, 2020, amended and restated notes, and any additional shares acquired by DBR Capital under the Amended and Restated Securities Purchase Agreement and the Pledge Agreement.

DBR Capital is an affiliate of two of Investview’s directors, David B. Rothrock and James Bell. Mr. Rothrock and Mr. Bell were appointed to Investview’s board of directors in connection with Securities Purchase Agreement in April 2020.

2

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above and Item 5.02 below. The convertible promissory note was issued as the result of negotiations directly with DBR Capital in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and SEC Rule 506(b) for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities to DBR Capital. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 5.02— DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the transactions described above, Investview agreed to compensate its board members as follows:

●	Joseph Cammarata, Investview’s CEO, will receive board fees of $95,000 per year, paid monthly, and a one-time grant of 50,000,000 shares of Investview’s common stock that vest over three years.

●	David Rothrock will receive board fees of $75,000 per year, paid monthly, and a one-time grant of 50,000,000 shares of Investview’s common stock that vest over three years.

●	James Bell will receive board fees of $75,000 per year, paid monthly, and a one-time grant of 45,000,000 shares of Investview’s common stock that vest over three years.

●	Annette Raynor will receive a one-time grant of 15,000,000 shares of Investview’s common stock that vest over three years.

●	Mario Romano will receive a one-time grant of 15,000,000 shares of Investview’s common stock that vest over three years.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.66	Amended and Restated Securities Purchase Agreement dated November 9, 2020	Attached

10.67	Convertible Promissory Note dated November 9, 2020	Attached

10.68	Amended and Restated Convertible Secured Promissory Note in the Amount of $1,300,000 dated November 9, 2020 (originally dated April 27, 2020)	Attached

10.69	Amended and Restated Convertible Secured Promissory Note in the Amount of $700,000 dated November 9, 2020 (originally dated May 27, 2020)	Attached

10.70	First Amendment to Investor Rights Agreement of April 27, 2020, dated November 9, 2020	Attached

10.71	First Amendment to Voting Agreement of April 27, 2020, dated November 9, 2020	Attached

10.72	Guaranty and Collateral Agreement dated May 15, 2020	Attached

10.73	Cover Letter and Restricted Shares Award Agreement for Joseph Cammarata	Attached

10.74	Cover Letter and Restricted Shares Award Agreement for David Rothrock	Attached

10.75	Cover Letter and Restricted Shares Award Agreement for James Bell	Attached

10.76	Cover Letter and Restricted Shares Award Agreement Annette Raynor	Attached

10.77	Cover Letter and Restricted Shares Award Agreement for Mario Romano	Attached

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: November 13, 2020	By:	/s/ Joseph Cammarata
Joseph Cammarata
Chief Executive Officer

4